UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2018

SELECT INTERIOR CONCEPTS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38632	47-4640296
(Commission File Number)	(I.R.S. Employer Identification Number)

4900 East Hunter Avenue Anaheim, California	92807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 701-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of a new Director

On August 13, 2018, Select Interior Concepts, Inc. (the “Company”) appointed Ms. S. Tracy Coster, age 56, to the board of directors of the Company (the “Board”), effective the same date. The Board also appointed Ms. Coster to serve as a member of the Audit Committee of the Board and a member of the Compensation Committee of the Board (the “Compensation Committee”).

There is no arrangement or understanding between Ms. Coster and any other persons pursuant to which she was selected as a director. Ms. Coster has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Coster will receive the same compensation arrangements as the Company’s other non-employee directors as described in the “Executive and Director Compensation” section of the Company’s Registration Statement on Form S-1 (Registration No. 333-226101) (the “Registration Statement”).

Resignation of Chief Financial Officer; Appointment of President—RDS

On August 17, 2018, Mr. Kendall Hoyd, age 55, resigned from his position as the Chief Financial Officer of the Company, in order to accept the position of President—RDS of the Company, effective the same date. In connection with Mr. Hoyd’s new position with the Company, the Company and Mr. Hoyd entered into an amendment (the “Amendment to Hoyd Employment Agreement”) to the employment agreement, dated as of November 22, 2017, between the Company and Mr. Hoyd (the “Hoyd Employment Agreement”), to reflect the title of Mr. Hoyd’s new position with the Company and to clarify that Mr. Hoyd’s target annual bonus shall be reviewed at least annually for possible increase (but not decrease) at the discretion of the Compensation Committee. All other terms of Mr. Hoyd’s employment, including the employment term and other compensation arrangements, remain unmodified and in full force and effect, as provided in the Hoyd Employment Agreement. The foregoing summary of the Hoyd Employment Agreement and the Amendment to Hoyd Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Hoyd Employment Agreement and the Amendment to Hoyd Employment Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, and each of which is incorporated herein by reference.

Prior to his position as the Chief Financial Officer of the Company, which Mr. Hoyd held from November 2017 until August 17, 2018, he served as the Chief Operating Officer of Residential Design Services (“RDS”), an operating subsidiary and segment of the Company, from May 2017 to November 2017, and served as the Chief Financial Officer of RDS from January 2015 to April 2017. Prior to RDS, Mr. Hoyd was the Chief Financial Officer of Trussway Holdings, Inc., a private-equity owned truss manufacturer headquartered in Houston, Texas, from 2009 to 2014. Prior to Trussway Holdings, Mr. Hoyd held the positions of Chief Financial Officer/Controller, General Manager, and finally President at Idaho Truss and Component Company, a manufacturer of structural building components, and eventually became part owner of this company before its sale in 2009. Mr. Hoyd received a Bachelor of Business Administration degree in Finance from Boise State University and is a Chartered Financial Analyst.

As disclosed in the Registration Statement, Sharpen Business Analytics, a company solely owned by Ms. Sharon Hoyd, who is the spouse of Mr. Hoyd, provides accounting, financial reporting, information technology, software development, and process re-engineering consulting services to RDS, pursuant to a consulting agreement, dated as of March 1, 2015. The total amount of fees paid to Sharpen Business Analytics under this consulting agreement during the period beginning on March 1, 2015 (which is the effective date of the consulting agreement) through date of the Registration Statement was $884,901, comprised of $192,298 in 2015, $308,863 in 2016, $252,213 in 2017, and $131,527 in 2018.

Appointment of new Chief Financial Officer

On August 17, 2018, the Board appointed Mr. Nadeem Moiz, age 47, as the Company’s new Chief Financial Officer. Prior to joining the Company, Mr. Moiz previously served as the Executive Vice President and Chief Financial Officer of Superior Industries International, Inc., a publicly traded manufacturer of aluminum wheels, from July 2017 until July 2018. Prior to Superior Industries International, he served as the Senior Vice President and Chief Financial Officer at Direct ChassisLink Inc., an intermodal equipment solutions provider, from 2013 to 2017. Prior to Direct ChassisLink, Mr. Moiz was the Vice President of Finance Strategic Planning and Supply Chain Finance from 2011 to 2013, Vice President of Finance Strategic Planning from 2007 to 2011, and Director of Corporate Financial Analysis from 2004 to 2007 at Graphic Packaging International. Mr. Moiz holds a Bachelor of Science degree in Accounting from the University of Florida and a Master of Business Administration degree in Finance from Florida A&M University. Mr. Moiz is also a Certified Public Accountant and Certified Global Management Accountant.

In connection with the appointment, the Company entered into an employment agreement (the “Moiz Employment Agreement”) with Mr. Moiz. The Moiz Employment Agreement has an initial term of three years, and provides for automatic one year extensions after the expiration of the initial term, unless either party provides the other with at least 90 days’ prior written notice of non-renewal. The Moiz Employment Agreement provides for (i) an annual base salary of $400,000, subject to future increases (but not decreases) from time to time at the discretion of the Compensation Committee, (ii) eligibility for annual cash performance bonuses, with a target amount equal to 75% of annual base salary, based on the satisfaction and performance of discretionary goals to be established by the Compensation Committee, subject to review at least annually for possible increase (but not decrease) at the discretion of the Compensation Committee, (iii) participation in the Company’s 2017 Incentive Compensation Plan and any subsequent equity incentive plans approved by the Board, and (iv) participation in any employee benefit plans and programs that are maintained from time to time for the Company’s senior executive officers. All other terms of the Moiz Employment Agreement, including severance and potential payments upon termination or change in control, are described in the “Executive and Director Compensation—Executive Compensation—Employment Agreements” section of the Registration Statement.

The foregoing summary of the Moiz Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Moiz Employment Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Mr. Moiz has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Moiz’s appointment is filed as Exhibit 99.1.

Amendment of Palakodati Employment Agreement

On August 17, 2018, the Company entered into an amendment (the “Amendment to Palakodati Employment Agreement”) to the employment agreement, dated as of November 22, 2017, between the Company and Mr. Sunil Palakodati, President—ASG of the Company (the “Palakodati Employment Agreement”), to clarify that Mr. Palakodati’s target annual bonus shall be reviewed at least annually for possible increase (but not decrease) at the discretion of the Compensation Committee. All other terms of Mr. Palakodati’s employment, including the employment term and other compensation arrangements, remain unmodified and in full force and effect, as provided in the Palakodati Employment Agreement. The foregoing summary of the Palakodati Employment Agreement and the Amendment to Palakodati Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Palakodati Employment Agreement and the Amendment to Palakodati Employment Agreement, which are filed as Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K, and each of which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Employment Agreement, dated as of November 22, 2017, by and between the Company and Kendall R. Hoyd (incorporated by reference to the initial filing of the Registration Statement on Form S-1 of the Company (File No. 333-226101) filed with the SEC on July 9, 2018).

10.2	Amendment to Employment Agreement, dated as of August 17, 2018, by and between the Company and Kendall R. Hoyd

10.3	Employment Agreement, dated as of August 17, 2018, by and between the Company and Nadeem Moiz

10.4	Employment Agreement, dated as of November 22, 2017, by and between the Company and Sunil Palakodati (incorporated by reference to the initial filing of the Registration Statement on Form S-1 of the Company (File No. 333-226101) filed with the SEC on July 9, 2018).

10.5	Amendment to Employment Agreement, dated as of August 17, 2018, by and between the Company and Sunil Palakodati

99.1	Press Release dated August 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2018	SELECT INTERIOR CONCEPTS, INC.

	By:	/s/ Tyrone Johnson
Name: Tyrone Johnson
Title: Chief Executive Officer